Long-Term Debt (Schedule Of Outstanding Long Term Debt Maturities) (Details) $ in Millions	Dec. 31, 2015 USD ($)
Debt Instrument [Line Items]
2016	$ 0.0
2017	0.0
2018	500.0
2019	0.0
2020	750.0
After	1,500.0
Total long-term debt	$ 2,750.0	[1]

[1]	This amount excludes unamortized discount of $3.8 million. The unamortized discount applicable to the Notes is being amortized over the weighted average life of the Notes.